Exhibit 99.1

Anworth Mortgage Asset Corporation Announces Annual Meeting Results

SANTA MONICA, Calif.--(BUSINESS WIRE)--May 26, 2011--Anworth Mortgage Asset Corporation (NYSE: ANH) (“Anworth” or the “Company”) announced the results of its 2011 Annual Meeting of Stockholders (the “Annual Meeting”), which was held on Wednesday, May 25, 2011. Stockholders of record on the record date (March 25, 2011) were entitled to vote at the Annual Meeting.

The following items were presented for stockholder approval:

  The election of six directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified;
  The approval of the execution by the Company of a management agreement between our Company and Anworth Management LLC and the concurrent externalization of our management function;
  An advisory vote on the approval of the compensation of our Named Executive Officers;
  An advisory vote on the frequency of the advisory vote on compensation of our Named Executive Officers; and
  The ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The proposal for election of each nominee for director passed with affirmative votes exceeding 95% of the votes cast (excluding broker non-votes); the approval of the management agreement by our Company and Anworth Management LLC and the concurrent externalization of our management function passed with affirmative votes exceeding 94% of the votes cast (excluding broker non-votes); the advisory vote on the approval of the compensation of our Named Executive Officers passed with affirmative votes exceeding 94% of the votes cast (excluding broker non-votes); the advisory vote on the frequency of the advisory vote on compensation of our Named Executive Officers was approved by 86% of the votes cast for a frequency of one year (excluding broker non-votes); and the proposal for ratification of the independent registered public accounting firm passed with affirmative votes exceeding 99% of the votes cast (including broker non-votes). The final voting results for each proposal will be filed today with the U.S. Securities and Exchange Commission on a Current Report on Form 8-K and will be available for viewing on the Company’s website at http://www.anworth.com.

About Anworth Mortgage Asset Corporation

Anworth is a mortgage real estate investment trust which invests primarily in securities guaranteed by the U.S. Government, such as Ginnie Mae, or guaranteed by federally sponsored enterprises, such as Fannie Mae or Freddie Mac. Anworth generates income for distribution to shareholders primarily based on the difference between the yield on its mortgage assets and the cost of its borrowings. The Company’s common stock is traded on the New York Stock Exchange under the symbol ANH.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon our current expectations and speak only as of the date hereof. Forward-looking statements, which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including but not limited to, changes in interest rates, changes in the yield curve, the availability of mortgage-backed securities for purchase, increases in the prepayment rates on the mortgage loans securing our mortgage-backed securities, our ability to use borrowings to finance our assets and, if available, the terms of any financing, changes in the market value of our assets, risks associated with investing in mortgage-related assets, including changes in business conditions and the general economy, changes in government regulations affecting our business, our ability to maintain our qualification as a real estate investment trust for federal income tax purposes, and management's ability to manage our growth. Our Annual Report on Form 10-K and other SEC filings discuss the most significant risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

CONTACT:
Anworth Mortgage Asset Corporation
John T. Hillman
(310) 255-4438 or (310) 255-4493
Email: jhillman@anworth.com
Web site: http://www.anworth.com